                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest Event Reported)
                                 April 10, 2001
                                 --------------

GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of April 1, 2001, providing for the issuance of GreenPoint Home Equity Loan Trust 2001-1 Home Equity Loan Asset-Backed Notes).

                       GreenPoint Mortgage Securities Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware               333-95349; 333-57190          68-0397342
---------------------------------    --------------------    ----------------
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
Incorporation)                       File Number)            Identification No.)

700 Larkspur Landing Circle                                         94939
Suite 240                                                          --------
Larkspur, California                                              (Zip Code)
--------------------
(Address of Principal Executive
Offices)

Registrant's telephone number, including area code  (415) 925-6106
                                                    --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events


               The audited financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, prepared in accordance with accounting principles generally accepted in the United States of America, are hereby filed and incorporated by reference in the registration statement (No. 333-95349) of GreenPoint Mortgage Securities, Inc. and shall be deemed a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not applicable

        (b)    Not applicable.

        (c)    Exhibits

               23.1 Consent of KPMG LLP, dated as of April 9, 2001, in connection with the financial statements of Financial Guaranty Insurance Company as of December 31, 2000 and December 31, 1999 and for each of the years in the three-year period ended December 31, 2000.

               99.1 Audited financial statements of Financial Guaranty Insurance Company as of December 31, 2000 and December 31, 1999 and for each of the years in the three-year period ended December 31, 2000.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENPOINT MORTGAGE SECURITIES INC.


                                    By: /s/ Nathan Hieter
                                       --------------------------
                                       Name: Nathan Hieter
                                       Title:  Vice President

Dated:  April 10, 2001





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                                  Exhibit Index


Exhibit
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23.1    Consent of KPMG LLP, dated as of April 10, 2001, in connection with the financial statement of Financial Guaranty Insurance Company as of December 31, 2000 and December 31, 1999 and for each of the years in the three-year period ended December 31, 2000.

99.1 Audited financial statements of Financial Guaranty Insurance Company as of December 31, 2000 and December 31, 1999 and for each of the years in the three-year period ended December 31, 2000.





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